UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2012

FLORIDA POWER CORPORATION

d/b/a Progress Energy Florida, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-3274	59-0247770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 First Avenue North, St. Petersburg, Florida 33701

(Address of Principal Executive Offices, including Zip Code)

(727) 820-5151

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 20, 2012, Florida Power Corporation d/b/a Progress Energy Florida, Inc. (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated as of November 15, 2012 (the “Underwriting Agreement”), with Goldman, Sachs & Co., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $250,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, 0.65% Series due 2015 and $400,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, 3.85% Series due 2042 (collectively, the “Mortgage Bonds”). The Mortgage Bonds were sold to the Underwriters at discounts to their principal amounts. The Mortgage Bonds were issued under the Indenture, dated as of January 1, 1944, as amended from time to time, including by the Fifty-First Supplemental Indenture (the “Supplemental Indenture”), dated as of November 1, 2012, between the Company and The Bank of New York Mellon, as successor Trustee, relating to the Mortgage Bonds. The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Mortgage Bonds, the Company is filing a legal opinion regarding the validity of the Mortgage Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-179835-01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

Exhibit 4.1	Fifty-First Supplemental Indenture dated as of November 1, 2012 between the Company and The Bank of New York Mellon, as successor Trustee

Exhibit 5.1	Opinion regarding validity of the Mortgage Bonds

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1	Underwriting Agreement, dated as of November 15, 2012, between the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA POWER CORPORATION
d/b/a Progress Energy Florida, Inc.
Date: November 20, 2012
	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Fifty-First Supplemental Indenture dated as of November 1, 2012 between the Company and The Bank of New York Mellon, as successor Trustee

Exhibit 5.1	Opinion regarding validity of the Mortgage Bonds

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1	Underwriting Agreement, dated as of November 15, 2012, between the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein

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